Exhibit 99.2

FINANCIAL SUPPLEMENT

SECOND QUARTER 2014

THE HANOVER INSURANCE GROUP

FINANCIAL SUPPLEMENT

TABLE OF CONTENTS

Business Description	1

Financial Highlights	2

Consolidated Financial Statements

Income Statements	3

Balance Sheets	4

GAAP Underwriting Results

Consolidated	5-7

Commercial Lines	8-10

Personal Lines	11-13

Chaucer	14-16

Investments

Net Investment Income and Yields	17

Investment Portfolio	18

Credit Quality and Duration of Fixed Maturities	19

Top 10 Corporate and Municipal Fixed Maturity Holdings	20

Reconciliation of Operating Income (Loss) to Net Income (Loss)	21

Other Information

Non-GAAP Financial Measures	22

Corporate Information	23

Market and Dividend Information	23

Financial Strength and Debt Ratings	23

THE HANOVER INSURANCE GROUP

BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS

COMMERCIAL LINES

Commercial multiple peril coverage insures businesses against third party liability from accidents occurring on their premises or arising out of their operations, such as injuries sustained from products sold. It also insures business property for damage, such as that caused by fire, wind, hail, water damage (except for flooding), theft and vandalism.

Commercial automobile coverage insures businesses against losses incurred from personal bodily injury, bodily injury to third parties, property damage to an insured’s vehicle, and property damage to other vehicles and property.

Workers’ compensation coverage insures employers against employee medical and indemnity claims resulting from injuries related to work. Workers’ compensation policies are often written in conjunction with other commercial policies.

Other Commercial Lines is comprised of inland marine, which insures businesses against physical losses to property, such as contractor’s equipment, builders’ risk and goods in transit. We also offer underwriting and managing of program business, including to under-served markets where there are specialty coverage or risk management needs. Other Commercial Lines also includes bonds, which provides businesses with contract surety coverage in the event of performance or payment claims, and commercial surety coverage related to fiduciary or regulatory obligations. Also included in Other Commercial Lines coverages are umbrella, general liability, fire, specialty property, and professional and management liability.

PERSONAL LINES

Personal automobile coverage insures individuals against losses incurred from personal bodily injury, bodily injury to third parties, property damage to an insured’s vehicle, and property damage to other vehicles and other property.

Homeowners coverage insures individuals for losses to their residences and personal property, such as those caused by fire, wind, hail, water damage (except for flooding), theft and vandalism, and against third party liability claims.

Other Personal Lines are comprised of personal inland marine (jewelry, art, etc.), umbrella, fire, personal watercraft, earthquake and other miscellaneous coverages.

CHAUCER

The Chaucer reporting segment represents THG’s international business written through Lloyd’s and includes international property, marine and aviation, energy, UK motor and international casualty and other coverages.

Property coverage, including direct, facultative and treaty property accounts, insures property, including commercial, auto, and industrial businesses, against physical loss or damage and business interruption. The property treaty account comprises mainly catastrophe and per risk excess contract acceptances, with a small amount of proportional treaty and reinsurance assumed business.

Marine and Aviation includes coverages that insure marine hull, excess of loss, liability, cargo and specie, in addition to political risk, war, and satellite business coverages. It also includes aviation coverages that insure airline hull and liability, general aviation and refuellers and products.

Energy coverage, encompassing exploration and production, construction, liabilities downstream and renewables, insures energy businesses against physical damage, business interruption, control of well, seepage and pollution and liabilities. Energy also includes Nuclear, which predominantly provides coverage relating to power generation at nuclear power stations.

UK Motor coverage insures the UK private car and fleet markets. In addition, it writes specialist classes including commercial vehicle, taxi, motorcycle, motor trade and classic/specialist vehicles, as well as other UK small commercial products.

Casualty and Other Lines includes coverages that insure financial institutions crime and professional indemnity, medical malpractice, workers’ compensation and professional, managerial and general liability, as well as syndicate participations.

OTHER

Included in Other are Opus, which provides investment advisory services to affiliates and also manages assets for unaffiliated institutions such as insurance companies, retirement plans and foundations; earnings on holding company assets; and voluntary pools business which is in run-off.

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

	Q2	Q3	Q4	Q1	Q2	Jun-YTD	Jun-YTD
(In millions, except earnings per share)	2013	2013	2013	2014	2014	2013	2014
PREMIUMS
Gross premiums written	$1,394.4	$1,313.8	$1,175.4	$1,408.1	$1,423.6	$2,712.5	$2,831.7
Net premiums written	1,242.6	1,181.9	1,051.5	1,172.3	1,276.2	2,319.3	2,448.5
Net premiums earned	1,090.8	1,124.7	1,140.7	1,163.0	1,174.7	2,185.1	2,337.7
EARNINGS
Operating income before interest and taxes	$81.1	$107.2	$102.9	$85.0	$102.2	$183.3	$187.2
Operating income after taxes	46.8	60.9	59.6	47.0	58.4	106.7	105.4
Income from continuing operations	53.1	61.3	64.9	54.7	82.5	119.5	137.2
Net income	53.4	61.3	70.1	54.6	82.6	119.6	137.2
PER SHARE DATA (DILUTED)
Operating income after taxes	$1.05	$1.36	$1.33	$1.05	$1.30	$2.37	$2.35
Income from continuing operations	1.19	1.37	1.45	1.22	1.84	2.65	3.06
Net income	1.19	1.37	1.57	1.22	1.84	2.66	3.06
Weighted average shares outstanding	44.8	44.6	44.8	44.8	44.9	45.0	44.8

BALANCE SHEET
(In millions, except per share data)	June 30 2013	September 30 2013	December 31 2013	March 31 2014	June 30 2014
Total assets	$13,306.4	$13,463.3	$13,378.7	$13,643.0	$13,964.8
Total loss and loss adjustment expense reserves	6,063.6	6,162.8	6,231.5	6,323.4	6,448.0
Total shareholders’ equity	2,495.7	2,544.2	2,594.5	2,681.1	2,795.1
U.S. Property and Casualty Companies
Statutory surplus	$1,639.5	$1,751.3	$1,834.3	$1,900.4	$1,974.9
Premium to surplus ratio	2.08:1	1.95:1	1.87:1	1.83:1	1.77:1
Book value per share	$57.41	$58.43	$59.43	$61.24	$63.65
Book value per share, excluding net unrealized investment gains and losses, net of tax	$53.62	$54.64	$56.07	$56.70	$58.16
Tangible book value per share (total book value excluding goodwill and intangibles)	$50.25	$51.20	$52.22	$54.06	$56.47
Shares outstanding	43.5	43.6	43.7	43.8	43.9
Total debt/equity	37.6%	36.9%	34.8%	33.7%	32.3%
Total debt/total capital	27.3%	27.0%	25.8%	25.2%	24.4%

THE HANOVER INSURANCE GROUP

CONSOLIDATED INCOME STATEMENTS

	Three Months ended June 30			Six Months ended June 30
(In millions)	2014	2013	% Change	2014	2013	% Change
REVENUES
Premiums earned	$1,174.7	$1,090.8	7.7	$2,337.7	$2,185.1	7.0
Net investment income	67.0	67.9	(1.3)	134.0	135.2	(0.9)
Net realized investment gains	22.2	13.7	62.0	26.6	21.8	22.0
Fees and other income	9.1	10.2	(10.8)	18.6	20.8	(10.6)

Total revenues	1,273.0	1,182.6	7.6	2,516.9	2,362.9	6.5

LOSSES AND EXPENSES
Losses and loss adjustment expenses	725.5	692.1	4.8	1,476.0	1,375.5	7.3
Amortization of deferred acquisition costs	259.6	232.7	11.6	513.3	475.2	8.0
Interest expense	16.3	17.4	(6.3)	32.6	32.1	1.6
Other operating expenses	163.9	174.5	(6.1)	315.2	325.3	(3.1)

Total losses and expenses	1,165.3	1,116.7	4.4	2,337.1	2,208.1	5.8

Income from continuing operations before income taxes	107.7	65.9	63.4	179.8	154.8	16.1
Income tax expense	25.2	12.8	96.9	42.6	35.3	20.7

Income from continuing operations	82.5	53.1	55.4	137.2	119.5	14.8
Discontinued operations	0.1	0.3	N/M	—	0.1	N/M

Net income	$82.6	$53.4	54.7	$137.2	$119.6	14.7

THE HANOVER INSURANCE GROUP

CONSOLIDATED BALANCE SHEETS

	June 30	December 31
(In millions, except per share data)	2014	2013	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $6,785.1 and $6,815.2)	$7,058.5	$6,970.6	1.3
Equity securities, at fair value (cost of $446.4 and $366.5)	530.5	430.2	23.3
Other investments	238.5	192.5	23.9

Total investments	7,827.5	7,593.3	3.1

Cash and cash equivalents	606.2	486.2	24.7
Accrued investment income	70.0	68.0	2.9
Premiums and accounts receivable, net	1,515.9	1,324.6	14.4
Reinsurance recoverable on paid and unpaid losses and unearned premiums	2,416.7	2,335.0	3.5
Deferred acquistion costs	540.6	506.0	6.8
Deferred income taxes	145.6	239.7	(39.3)
Goodwill	185.2	184.9	0.2
Other assets	542.1	526.1	3.0
Assets of discontinued operations	115.0	114.9	0.1

Total assets	$13,964.8	$13,378.7	4.4

LIABILITIES AND SHAREHOLDERS’ EQUITY
LIABILITIES
Loss and loss adjustment expense reserves	$6,448.0	$6,231.5	3.5
Unearned premiums	2,689.0	2,515.8	6.9
Expenses and taxes payable	569.7	637.2	(10.6)
Reinsurance premiums payable	443.2	374.7	18.3
Debt	903.9	903.9	—
Liabilities of discontinued operations	115.9	121.1	(4.3)

Total liabilities	11,169.7	10,784.2	3.6

SHAREHOLDERS’ EQUITY
Preferred stock, par value $0.01 per share; 20.0 million shares authorized; none issued	—	—	—
Common stock, par value $0.01 per share; 300.0 million shares authorized; 60.5 million shares issued	0.6	0.6	—
Additional paid-in capital	1,824.5	1,830.1	(0.3)
Accumulated other comprehensive income	267.1	177.6	50.4
Retained earnings	1,451.7	1,349.1	7.6
Treasury stock at cost (16.6 and 16.8 million shares)	(748.8)	(762.9)	(1.8)

Total shareholders’ equity	2,795.1	2,594.5	7.7

Total liabilities and shareholders’ equity	$13,964.8	$13,378.7	4.4

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

CONSOLIDATED

Three Months ended June 30

	2014					2013
	Commercial	Personal				Commercial	Personal
(In millions, except percentage data)	Lines	Lines	Chaucer	Other	Total	Lines	Lines	Chaucer	Other	Total
Gross premiums written	$613.0	$395.2	$415.4	$—	$1,423.6	$591.0	$397.8	$405.6	$—	$1,394.4

Net premiums written	$541.0	$370.8	$364.4	$—	$1,276.2	$521.5	$370.6	$350.5	$—	$1,242.6

Net premiums earned	$517.6	$350.3	$306.8	$—	$1,174.7	$485.8	$366.7	$238.3	$—	$1,090.8
Losses and LAE:
Current accident year, excluding catastrophe losses	300.8	219.8	178.4	—	699.0	296.0	229.1	134.1	—	659.2
Prior year unfavorable (favorable) reserve development	1.8	(2.2)	(29.2)	0.4	(29.2)	0.5	2.8	(30.7)	0.5	(26.9)
Catastrophe losses	17.0	27.2	11.5	—	55.7	15.1	32.2	12.5	—	59.8

Total losses and LAE	319.6	244.8	160.7	0.4	725.5	311.6	264.1	115.9	0.5	692.1
Amortization of deferred acquisition costs and other underwriting expenses	190.7	101.9	121.8	0.5	414.9	183.7	102.9	97.7	0.5	384.8

GAAP underwriting profit (loss)	7.3	3.6	24.3	(0.9)	34.3	(9.5)	(0.3)	24.7	(1.0)	13.9
Net investment income	37.2	18.0	10.7	1.1	67.0	36.0	19.1	10.7	2.1	67.9
Other income	2.1	3.1	3.1	0.8	9.1	1.9	3.1	4.5	0.7	10.2
Other operating expenses	(2.4)	(2.0)	—	(3.8)	(8.2)	(2.2)	(2.0)	(3.0)	(3.7)	(10.9)

Operating income (loss) before income taxes	$44.2	$22.7	$38.1	$(2.8)	$102.2	$26.2	$19.9	$36.9	$(1.9)	$81.1

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	58.2%	62.7%	58.2%	N/M	59.6%	61.0%	62.4%	56.3%	N/M	60.4%
Prior year unfavorable (favorable) reserve development	0.3%	(0.6)%	(9.5)%	N/M	(2.5)%	0.1%	0.8%	(12.9)%	N/M	(2.5)%
Catastrophe losses	3.3%	7.8%	3.7%	N/M	4.7%	3.1%	8.8%	5.2%	N/M	5.5%

Total loss and LAE ratio	61.8%	69.9%	52.4%	N/M	61.8%	64.2%	72.0%	48.6%	N/M	63.4%
Expense ratio	36.6%	28.4%	39.7%	N/M	35.0%	37.6%	27.3%	41.0%	N/M	35.0%

Combined ratio	98.4%	98.3%	92.1%	N/M	96.8%	101.8%	99.3%	89.6%	N/M	98.4%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

CONSOLIDATED

Six Months ended June 30

	2014					2013
	Commercial	Personal				Commercial	Personal
(In millions, except percentage data)	Lines	Lines	Chaucer	Other	Total	Lines	Lines	Chaucer	Other	Total
Gross premiums written	$1,210.8	$738.5	$882.4	$—	$2,831.7	$1,152.4	$765.0	$795.1	$—	$2,712.5

Net premiums written	$1,080.3	$690.0	$678.2	$—	$2,448.5	$1,005.1	$712.2	$602.0	$—	$2,319.3

Net premiums earned	$1,030.3	$700.5	$606.9	$—	$2,337.7	$962.4	$735.5	$487.2	$—	$2,185.1
Losses and LAE:
Current accident year, excluding catastrophe losses	604.4	450.4	356.5	—	1,411.3	586.0	467.4	274.4	—	1,327.8
Prior year unfavorable (favorable) reserve development	2.4	(3.2)	(48.8)	0.7	(48.9)	0.7	8.4	(44.0)	1.1	(33.8)
Catastrophe losses	57.2	45.6	10.8	—	113.6	22.5	43.9	15.1	—	81.5

Total losses and LAE	664.0	492.8	318.5	0.7	1,476.0	609.2	519.7	245.5	1.1	1,375.5
Amortization of deferred acquisition costs and other underwriting expenses	380.3	202.0	227.6	0.7	810.6	365.8	206.0	184.0	1.0	756.8

GAAP underwriting profit (loss)	(14.0)	5.7	60.8	(1.4)	51.1	(12.6)	9.8	57.7	(2.1)	52.8
Net investment income	74.5	35.9	21.2	2.4	134.0	72.1	38.1	21.2	3.8	135.2
Other income	4.1	6.0	7.0	1.5	18.6	3.9	6.4	9.0	1.5	20.8
Other operating expenses	(4.3)	(3.3)	(1.7)	(7.2)	(16.5)	(4.2)	(3.9)	(10.1)	(7.3)	(25.5)

Operating income (loss) before income taxes	$60.3	$44.3	$87.3	$(4.7)	$187.2	$59.2	$50.4	$77.8	$(4.1)	$183.3

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	58.7%	64.4%	58.7%	N/M	60.3%	60.9%	63.5%	56.3%	N/M	60.8%
Prior year unfavorable (favorable) reserve development	0.2%	(0.5)%	(8.0)%	N/M	(2.1)%	0.1%	1.1%	(9.0)%	N/M	(1.5)%
Catastrophe losses	5.6%	6.5%	1.8%	N/M	4.9%	2.3%	6.0%	3.1%	N/M	3.7%

Total loss and LAE ratio	64.5%	70.4%	52.5%	N/M	63.1%	63.3%	70.6%	50.4%	N/M	63.0%
Expense ratio	36.7%	28.1%	37.5%	N/M	34.4%	37.8%	27.3%	37.8%	N/M	34.3%

Combined ratio	101.2%	98.5%	90.0%	N/M	97.5%	101.1%	97.9%	88.2%	N/M	97.3%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

CONSOLIDATED

	Q2	Q3	Q4	Q1	Q2	Jun-YTD	Jun-YTD
(In millions, except percentage data)	2013	2013	2013	2014	2014	2013	2014
Gross premiums written	$1,394.4	$1,313.8	$1,175.4	$1,408.1	$1,423.6	$2,712.5	$2,831.7

Net premiums written	$1,242.6	$1,181.9	$1,051.5	$1,172.3	$1,276.2	$2,319.3	$2,448.5

Net premiums earned	$1,090.8	$1,124.7	$1,140.7	$1,163.0	$1,174.7	$2,185.1	$2,337.7
Losses and LAE:
Current accident year, excluding catastrophe losses	659.2	688.9	680.7	712.3	699.0	1,327.8	1,411.3
Prior year favorable reserve development	(26.9)	(23.6)	(18.9)	(19.7)	(29.2)	(33.8)	(48.9)
Catastrophe losses	59.8	30.6	27.9	57.9	55.7	81.5	113.6

Total losses and LAE	692.1	695.9	689.7	750.5	725.5	1,375.5	1,476.0
Amortization of deferred acquisition costs and other underwriting expenses	384.8	387.4	414.3	395.7	414.9	756.8	810.6

GAAP underwriting profit	$13.9	$41.4	$36.7	$16.8	$34.3	$52.8	$51.1

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	60.4%	61.3%	59.8%	61.3%	59.6%	60.8%	60.3%
Prior year favorable reserve development	(2.5)%	(2.1)%	(1.7)%	(1.7)%	(2.5)%	(1.5)%	(2.1)%
Catastrophe losses	5.5%	2.7%	2.4%	5.0%	4.7%	3.7%	4.9%

Total loss and LAE ratio	63.4%	61.9%	60.5%	64.6%	61.8%	63.0%	63.1%
Expense ratio	35.0%	34.1%	36.0%	33.7%	35.0%	34.3%	34.4%

Combined ratio	98.4%	96.0%	96.5%	98.3%	96.8%	97.3%	97.5%

Combined ratio, excluding catastrophe losses	92.9%	93.3%	94.1%	93.3%	92.1%	93.6%	92.6%
Current accident year combined ratio, excluding catastrophe losses	95.4%	95.4%	95.8%	95.0%	94.6%	95.1%	94.7%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

COMMERCIAL LINES

Three Months ended June 30

	2014					2013
	Multiple		Workers’			Multiple		Workers’
(In millions, except percentage data)	Peril	Auto	Comp	Other	Total	Peril	Auto	Comp	Other	Total
Net premiums written	$171.7	$76.4	$58.6	$234.3	$541.0	$163.2	$76.8	$57.1	$224.4	$521.5

Net premiums earned	$169.8	$75.8	$59.4	$212.6	$517.6	$157.9	$70.5	$54.8	$202.6	$485.8
Losses and LAE:
Current accident year, excluding catastrophe losses	86.6	54.7	42.2	117.3	300.8	87.4	50.7	38.4	119.5	296.0
Prior year unfavorable (favorable) reserve development	(4.1)	4.1	(0.3)	2.1	1.8	(3.9)	3.6	(4.0)	4.8	0.5
Catastrophe losses	12.6	0.2	—	4.2	17.0	11.1	0.1	—	3.9	15.1

Total losses and LAE	95.1	59.0	41.9	123.6	319.6	94.6	54.4	34.4	128.2	311.6
Amortization of deferred acquisition costs and other underwriting expenses					190.7					183.7

GAAP underwriting profit (loss)					7.3					(9.5)
Net investment income					37.2					36.0
Other income					2.1					1.9
Other operating expenses					(2.4)					(2.2)

Operating income before income taxes					$44.2					$26.2

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	51.0%	72.2%	71.1%	55.1%	58.2%	55.4%	71.9%	70.1%	59.0%	61.0%
Prior year unfavorable (favorable) reserve development	(2.4)%	5.4%	(0.5)%	1.0%	0.3%	(2.5)%	5.1%	(7.3)%	2.4%	0.1%
Catastrophe losses	7.4%	0.3%	—	2.0%	3.3%	7.0%	0.1%	—	1.9%	3.1%

Total loss and LAE ratio	56.0%	77.9%	70.6%	58.1%	61.8%	59.9%	77.1%	62.8%	63.3%	64.2%
Expense ratio					36.6%					37.6%

Combined ratio					98.4%					101.8%

Change in policies in force	3.6%	5.1%	8.5%	1.8%	3.7%	2.1%	6.8%	14.1%	6.0%	5.8%
Retention	85.2%	78.2%	75.3%	N/M	82.1%	83.5%	78.7%	78.3%	N/M	81.4%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

COMMERCIAL LINES

Six Months ended June 30

	2014					2013
	Multiple		Workers’			Multiple		Workers’
(In millions, except percentage data)	Peril	Auto	Comp	Other	Total	Peril	Auto	Comp	Other	Total
Net premiums written	$344.6	$152.6	$129.9	$453.2	$1,080.3	$317.2	$149.6	$119.3	$419.0	$1,005.1

Net premiums earned	$337.3	$151.3	$118.2	$423.5	$1,030.3	$310.5	$140.0	$107.8	$404.1	$962.4
Losses and LAE:
Current accident year, excluding catastrophe losses	178.9	109.1	83.7	232.7	604.4	174.3	99.6	75.5	236.6	586.0
Prior year unfavorable (favorable) reserve development	(4.8)	7.5	(1.9)	1.6	2.4	(4.0)	5.4	(7.5)	6.8	0.7
Catastrophe losses	44.7	0.2	—	12.3	57.2	16.3	0.2	—	6.0	22.5

Total losses and LAE	218.8	116.8	81.8	246.6	664.0	186.6	105.2	68.0	249.4	609.2
Amortization of deferred acquisition costs and other underwriting expenses					380.3					365.8

GAAP underwriting loss					(14.0)					(12.6)
Net investment income					74.5					72.1
Other income					4.1					3.9
Other operating expenses					(4.3)					(4.2)

Operating income before income taxes					$60.3					$59.2

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	52.9%	72.1%	70.8%	55.0%	58.7%	56.2%	71.1%	70.1%	58.6%	60.9%
Prior year unfavorable (favorable) reserve development	(1.4)%	5.0%	(1.6)%	0.4%	0.2%	(1.3)%	3.9%	(7.0)%	1.7%	0.1%
Catastrophe losses	13.3%	0.1%	—	2.9%	5.6%	5.2%	0.1%	—	1.5%	2.3%

Total loss and LAE ratio	64.8%	77.2%	69.2%	58.3%	64.5%	60.1%	75.1%	63.1%	61.8%	63.3%
Expense ratio					36.7%					37.8%

Combined ratio					101.2%					101.1%

Change in policies in force	3.6%	5.1%	8.5%	1.8%	3.7%	2.1%	6.8%	14.1%	6.0%	5.8%
Retention	84.9%	79.4%	77.6%	N/M	82.5%	83.3%	80.0%	78.3%	N/M	81.4%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

COMMERCIAL LINES

	Q2	Q3	Q4	Q1	Q2	Jun-YTD	Jun-YTD
(In millions, except percentage data)	2013	2013	2013	2014	2014	2013	2014
Gross premiums written	$591.0	$601.7	$541.8	$597.8	$613.0	$1,152.4	$1,210.8

Net premiums written	$521.5	$530.5	$471.6	$539.3	$541.0	$1,005.1	$1,080.3

Net premiums earned	$485.8	$492.7	$503.3	$512.7	$517.6	$962.4	$1,030.3
Losses and LAE:
Current accident year, excluding catastrophe losses	296.0	293.7	300.2	303.6	300.8	586.0	604.4
Prior year unfavorable reserve development	0.5	2.3	0.3	0.6	1.8	0.7	2.4
Catastrophe losses	15.1	8.5	7.7	40.2	17.0	22.5	57.2

Total losses and LAE	311.6	304.5	308.2	344.4	319.6	609.2	664.0
Amortization of deferred acquisition costs and other underwriting expenses	183.7	185.4	196.3	189.6	190.7	365.8	380.3

GAAP underwriting profit (loss)	$(9.5)	$2.8	$(1.2)	$(21.3)	$7.3	$(12.6)	$(14.0)

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	61.0%	59.6%	59.7%	59.3%	58.2%	60.9%	58.7%
Prior year unfavorable reserve development	0.1%	0.5%	0.1%	0.1%	0.3%	0.1%	0.2%
Catastrophe losses	3.1%	1.7%	1.5%	7.8%	3.3%	2.3%	5.6%

Total loss and LAE ratio	64.2%	61.8%	61.3%	67.2%	61.8%	63.3%	64.5%
Expense ratio	37.6%	37.4%	38.8%	36.8%	36.6%	37.8%	36.7%

Combined ratio	101.8%	99.2%	100.1%	104.0%	98.4%	101.1%	101.2%

Combined ratio, excluding catastrophe losses	98.7%	97.5%	98.6%	96.2%	95.1%	98.8%	95.6%
Current accident year combined ratio, excluding catastrophe losses	98.6%	97.0%	98.5%	96.1%	94.8%	98.7%	95.4%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

PERSONAL LINES

Three Months ended June 30

	2014				2013
(In millions, except percentage data)	Auto	Home	Other	Total	Auto	Home	Other	Total
Net premiums written	$227.3	$132.7	$10.8	$370.8	$227.9	$131.8	$10.9	$370.6

Net premiums earned	$216.0	$124.2	$10.1	$350.3	$228.5	$127.8	$10.4	$366.7
Losses and LAE:
Current accident year, excluding catastrophe losses	151.3	64.8	3.7	219.8	165.3	59.8	4.0	229.1
Prior year unfavorable (favorable) reserve development	(3.0)	1.0	(0.2)	(2.2)	2.8	—	—	2.8
Catastrophe losses	1.2	25.7	0.3	27.2	2.4	28.9	0.9	32.2

Total losses and LAE	149.5	91.5	3.8	244.8	170.5	88.7	4.9	264.1
Amortization of deferred acquisition costs and other underwriting expenses				101.9				102.9

GAAP underwriting profit (loss)				3.6				(0.3)
Net investment income				18.0				19.1
Other income				3.1				3.1
Other operating expenses				(2.0)				(2.0)

Operating income before income taxes				$22.7				$19.9

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	70.0%	52.1%	36.6%	62.7%	72.3%	46.8%	38.4%	62.4%
Prior year unfavorable (favorable) reserve development	(1.4)%	0.8%	(2.0)%	(0.6)%	1.2%	—	—	0.8%
Catastrophe losses	0.6%	20.7%	3.0%	7.8%	1.1%	22.6%	8.7%	8.8%

Total loss and LAE ratio	69.2%	73.6%	37.6%	69.9%	74.6%	69.4%	47.1%	72.0%
Expense ratio				28.4%				27.3%

Combined ratio				98.3%				99.3%

Change in policies in force	(10.1)%	(11.8)%	(15.1)%	(11.1)%	(5.1)%	(6.0)%	(8.8)%	(5.7)%
Retention	74.5%	74.5%	N/M	74.7%	76.9%	79.1%	N/M	78.3%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

PERSONAL LINES

Six Months ended June 30

	2014				2013
(In millions, except percentage data)	Auto	Home	Other	Total	Auto	Home	Other	Total
Net premiums written	$439.1	$231.7	$19.2	$690.0	$455.0	$237.2	$20.0	$712.2

Net premiums earned	$430.9	$249.3	$20.3	$700.5	$457.0	$257.5	$21.0	$735.5
Losses and LAE:
Current accident year, excluding catastrophe losses	311.8	130.9	7.7	450.4	335.8	123.3	8.3	467.4
Prior year unfavorable (favorable) reserve development	(4.0)	1.0	(0.2)	(3.2)	7.3	1.0	0.1	8.4
Catastrophe losses	1.3	43.6	0.7	45.6	2.1	40.3	1.5	43.9

Total losses and LAE	309.1	175.5	8.2	492.8	345.2	164.6	9.9	519.7
Amortization of deferred acquisition costs and other underwriting expenses				202.0				206.0

GAAP underwriting profit				5.7				9.8
Net investment income				35.9				38.1
Other income				6.0				6.4
Other operating expenses				(3.3)				(3.9)

Operating income before income taxes				$44.3				$50.4

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	72.3%	52.5%	38.0%	64.4%	73.4%	47.8%	39.5%	63.5%
Prior year unfavorable (favorable) reserve development	(0.9)%	0.4%	(1.0)%	(0.5)%	1.6%	0.4%	0.5%	1.1%
Catastrophe losses	0.3%	17.5%	3.4%	6.5%	0.5%	15.7%	7.1%	6.0%

Total loss and LAE ratio	71.7%	70.4%	40.4%	70.4%	75.5%	63.9%	47.1%	70.6%
Expense ratio				28.1%				27.3%

Combined ratio				98.5%				97.9%

Change in policies in force	(10.1)%	(11.8)%	(15.1)%	(11.1)%	(5.1)%	(6.0)%	(8.8)%	(5.7)%
Retention	74.5%	74.5%	N/M	74.7%	76.9%	79.1%	N/M	78.3%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

PERSONAL LINES

	Q2	Q3	Q4	Q1	Q2	Jun-YTD	Jun-YTD
(In millions, except percentage data)	2013	2013	2013	2014	2014	2013	2014
Gross premiums written	$397.8	$398.4	$368.2	$343.3	$395.2	$765.0	$738.5

Net premiums written	$370.6	$372.9	$342.9	$319.2	$370.8	$712.2	$690.0

Net premiums earned	$366.7	$363.4	$355.3	$350.2	$350.3	$735.5	$700.5
Losses and LAE:
Current accident year, excluding catastrophe losses	229.1	230.5	221.2	230.6	219.8	39.9	450.4
Prior year unfavorable (favorable) reserve development	2.8	2.1	3.2	(1.0)	(2.2)	8.4	(3.2)
Catastrophe losses	32.2	10.3	12.7	18.4	27.2	43.9	45.6
Total losses and LAE	264.1	242.9	237.1	248.0	244.8	92.2	492.8
Amortization of deferred acquisition costs and other underwriting expenses	102.9	102.5	108.4	100.1	101.9	206.0	202.0

GAAP underwriting profit (loss)	$(0.3)	$18.0	$9.8	$2.1	$3.6	$437.3	$5.7

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	62.4%	63.4%	62.2%	65.8%	62.7%	63.5%	64.4%
Prior year unfavorable (favorable) reserve development	0.8%	0.6%	0.9%	(0.3)%	(0.6)%	1.1%	(0.5)%
Catastrophe losses	8.8%	2.8%	3.6%	5.3%	7.8%	6.0%	6.5%

Total loss and LAE ratio	72.0%	66.8%	66.7%	70.8%	69.9%	70.6%	70.4%
Expense ratio	27.3%	27.5%	29.8%	27.9%	28.4%	27.3%	28.1%

Combined ratio	99.3%	94.3%	96.5%	98.7%	98.3%	97.9%	98.5%

Combined ratio, excluding catastrophe losses	90.5%	91.5%	92.9%	93.4%	90.5%	91.9%	92.0%
Current accident year combined ratio, excluding catastrophe losses	89.7%	90.9%	92.0%	93.7%	91.1%	90.8%	92.5%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

CHAUCER

Three Months ended June 30

	2014						2013
(In millions, except percentage data)	Property	Marine & Aviation	Energy	UK Motor	Casualty & Other	Total	Property	Marine & Aviation	Energy	UK Motor	Casualty & Other	Total
Gross premiums written	$68.1	$82.4	$80.7	$95.2	$89.0	$415.4	$93.7	$83.9	$85.4	$86.5	$56.1	$405.6

Net premiums written	$59.0	$69.9	$64.9	$94.6	$76.0	$364.4	$78.3	$67.3	$73.0	$87.0	$44.9	$350.5

Net premiums earned	$48.1	$69.3	$48.0	$82.4	$59.0	$306.8	$40.5	$58.2	$34.1	$69.7	$35.8	$238.3
Losses and LAE:
Current accident year, excluding catastrophe losses						178.4						134.1
Prior year favorable reserve development						(29.2)						(30.7)
Catastrophe losses						11.5						12.5

Total losses and LAE						160.7						115.9
Amortization of deferred acquisition costs and other underwriting expenses						121.8						97.7

GAAP underwriting profit						24.3						24.7
Net investment income						10.7						10.7
Other income						3.1						4.5
Other operating expenses						—						(3.0)

Operating income before income taxes						$38.1						$36.9

Loss and LAE ratio:
Current accident year, excluding catastrophe losses						58.2%						56.3%
Prior year favorable reserve development						(9.5)%						(12.9)%
Catastrophe losses						3.7%						5.2%

Total loss and LAE ratio						52.4%						48.6%
Expense ratio						39.7%						41.0%

Combined ratio						92.1%						89.6%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING AND OPERATING INCOME INFORMATION AND RATIOS

CHAUCER

Six Months ended June 30

	2014						2013
(In millions, except percentage data)	Property	Marine & Aviation	Energy	UK Motor	Casualty & Other	Total	Property	Marine & Aviation	Energy	UK Motor	Casualty & Other	Total
Gross premiums written	$174.9	$210.7	$140.2	$173.0	$183.6	$882.4	$185.9	$192.2	$137.2	$166.2	$113.6	$795.1

Net premiums written	$118.2	$160.9	$89.3	$150.7	$159.1	$678.2	$126.1	$148.6	$90.7	$147.1	$89.5	$602.0

Net premiums earned	$94.7	$136.1	$101.2	$159.7	$115.2	$606.9	$85.0	$117.0	$78.9	$136.2	$70.1	$487.2
Losses and LAE:
Current accident year, excluding catastrophe losses						356.5						274.4
Prior year favorable reserve development						(48.8)						(44.0)
Catastrophe losses						10.8						15.1

Total losses and LAE						318.5						245.5
Amortization of deferred acquisition costs and other underwriting expenses						227.6						184.0

GAAP underwriting profit						60.8						57.7
Net investment income						21.2						21.2
Other income						7.0						9.0
Other operating expenses						(1.7)						(10.1)

Operating income before income taxes						$87.3						$77.8

Loss and LAE ratio:
Current accident year, excluding catastrophe losses						58.7%						56.3%
Prior year favorable reserve development						(8.0)%						(9.0)%
Catastrophe losses						1.8%						3.1%

Total loss and LAE ratio						52.5%						50.4%
Expense ratio						37.5%						37.8%

Combined ratio						90.0%						88.2%

THE HANOVER INSURANCE GROUP

GAAP UNDERWRITING INFORMATION AND RELATED RATIOS

CHAUCER

	Q2	Q3	Q4	Q1	Q2	Jun-YTD	Jun-YTD
(In millions, except percentage data)	2013	2013	2013	2014	2014	2013	2014
Gross premiums written	$405.6	$313.7	$265.4	$467.0	$415.4	$795.1	$882.4

Net premiums written	$350.5	$278.5	$237.0	$313.8	$364.4	$602.0	$678.2

Net premiums earned	$238.3	$268.6	$282.1	$300.1	$306.8	$487.2	$606.9
Losses and LAE:
Current accident year, excluding catastrophe losses	134.1	164.8	159.2	178.1	178.4	274.4	356.5
Prior year favorable reserve development	(30.7)	(27.8)	(22.8)	(19.6)	(29.2)	(44.0)	(48.8)
Catastrophe losses	12.5	11.8	7.5	(0.7)	11.5	15.1	10.8

Total losses and LAE	115.9	148.8	143.9	157.8	160.7	245.5	318.5
Amortization of deferred acquisition costs and other underwriting expenses	97.7	99.0	109.0	105.8	121.8	184.0	227.6

GAAP underwriting profit	$24.7	$20.8	$29.2	$36.5	$24.3	$57.7	$60.8

Loss and LAE ratio:
Current accident year, excluding catastrophe losses	56.3%	61.3%	56.4%	59.2%	58.2%	56.3%	58.7%
Prior year favorable reserve development	(12.9)%	(10.3)%	(8.1)%	(6.5)%	(9.5)%	(9.0)%	(8.0)%
Catastrophe losses	5.2%	4.4%	2.7%	(0.2)%	3.7%	3.1%	1.8%

Total loss and LAE ratio	48.6%	55.4%	51.0%	52.5%	52.4%	50.4%	52.5%
Expense ratio	41.0%	36.9%	38.6%	35.3%	39.7%	37.8%	37.5%

Combined ratio	89.6%	92.3%	89.6%	87.8%	92.1%	88.2%	90.0%

Combined ratio, excluding catastrophe losses	84.4%	87.9%	86.9%	88.0%	88.4%	85.1%	88.2%
Current accident year combined ratio, excluding catastrophe losses	97.3%	98.2%	95.0%	94.5%	97.9%	94.1%	96.2%

THE HANOVER INSURANCE GROUP

NET INVESTMENT INCOME AND YIELDS

						Q2	Q2
	Q2	Q3	Q4	Q1	Q2	YTD	YTD
(In millions, except yields)	2013	2013	2013	2014	2014	2013	2014
Net Investment Income
Fixed maturities	$62.6	$63.0	$64.5	$64.7	$63.2	$127.3	$127.9
Equity securities	4.9	4.0	3.6	3.4	4.4	8.0	7.8
Other investments	2.8	1.3	2.5	1.5	2.1	5.0	3.6
Investment expenses	(2.4)	(2.6)	(2.5)	(2.6)	(2.7)	(5.1)	(5.3)

Total	$67.9	$65.7	$68.1	$67.0	$67.0	$135.2	$134.0

Pre-tax Yields
Fixed maturities	3.98%	3.99%	3.86%	3.79%	3.74%	4.00%	3.76%
Total	3.71%	3.61%	3.59%	3.47%	3.42%	3.68%	3.45%

Pre-tax yields are calculated as annualized net investment income divided by the average of investment balances, excluding unrealized capital gains and losses, at the end of each month during the period.

THE HANOVER INSURANCE GROUP

INVESTMENT PORTFOLIO

June 30, 2014

(In millions)
						Change in	Change in
	Weighted				Net	Net	Net
	Average	Amortized	Fair	% of	Unrealized	Unrealized	Unrealized
Investment Type	Quality	Cost or Cost	Value	Total	Gain (Loss)	During Q2 2014	YTD
Fixed maturities:
U.S. Treasury and government agencies	AAA	$403.5	$403.2	4.8%	$(0.3)	$5.1	$10.6
Foreign government	AAA	319.7	321.0	3.8%	1.3	(0.5)	0.8
Municipals:
Taxable	AA	938.5	988.1	11.7%	49.6	14.8	31.7
Tax exempt	AA	141.9	145.4	1.7%	3.5	0.4	3.1
Corporate:
NAIC 1	A	1,794.4	1,871.1	22.2%	76.7	7.7	20.4
NAIC 2	BBB	1,536.9	1,626.6	19.3%	89.7	16.4	28.9
NAIC 3 and below	B+	387.0	411.0	4.9%	24.0	2.7	7.1

Total corporate	BBB+	3,718.3	3,908.7	46.4%	190.4	26.8	56.4

Asset backed:
Residential mortgage-backed	AA	697.3	713.6	8.5%	16.3	6.0	10.3
Commercial mortgage-backed	AA+	395.1	406.1	4.8%	11.0	3.2	5.3
Asset-backed	AAA	170.8	172.4	2.0%	1.6	(0.1)	(0.2)

Total fixed maturities	A+	6,785.1	7,058.5	83.7%	273.4	55.7	118.0
Equity securities		446.4	530.5	6.3%	84.1	4.8	20.4
Other investments		235.3	238.5	2.8%	3.2	(0.1)	—

Total investments		7,466.8	7,827.5	92.8%	360.7	60.4	138.4
Cash and cash equivalents		606.2	606.2	7.2%	—	—	—

Total		$8,073.0	$8,433.7	100.0%	$360.7	$60.4	$138.4

THE HANOVER INSURANCE GROUP

CREDIT QUALITY AND DURATION OF FIXED MATURITIES

June 30, 2014

(In millions)
CREDIT QUALITY OF FIXED MATURITIES
	Rating Agency	Amortized	Fair	% of Total
NAIC Designation	Equivalent Designation	Cost	Value	Fair Value
1	Aaa/Aa/A	$4,818.7	$4,977.7	70.5%
2	Baa	1,567.3	1,657.9	23.5%
3	Ba	173.5	184.9	2.6%
4	B	184.9	195.7	2.8%
5	Caa and lower	40.2	41.6	0.6%
6	In or near default	0.5	0.7	—%

Total fixed maturities		$6,785.1	$7,058.5	100.0%

DURATION OF FIXED MATURITIES
		Amortized Cost	Fair Value	% of Total Fair Value

0-2 years		$1,556.7	$1,599.4	22.7%
2-4 years		1,786.0	1,872.5	26.5%
4-6 years		1,744.3	1,841.1	26.1%
6-8 years		1,337.6	1,377.8	19.5%
8-10 years		292.7	296.4	4.2%
10+ years		67.8	71.3	1.0%

Total fixed maturities		$6,785.1	$7,058.5	100.0%

Weighted Average Duration		4.14

THE HANOVER INSURANCE GROUP

TOP 10 CORPORATE AND MUNICIPAL FIXED MATURITY HOLDINGS

June 30, 2014

(In millions, except percentage data)
Issuer	Amortized Cost	Fair Value	As a Percent of Invested Assets	S&P Ratings
Royal Bank of Scotland: (1)
Term deposits	$82.0	$82.8	0.98%	A-
Notes	14.3	14.7	0.17%	A
Lloyds Bank: (2)
Term deposits	48.7	48.2	0.57%	A
Notes	5.0	5.4	0.07%	BBB+
Citigroup	28.8	30.4	0.36%	A-
American Express	28.6	29.7	0.35%	A-
GE Capital	27.0	28.5	0.34%	AA+
JP Morgan	26.1	26.9	0.32%	A
Bank of America	26.0	27.8	0.33%	BBB+
Wells Fargo	26.0	27.8	0.33%	A+
CVS Caremark	22.6	24.6	0.29%	BBB+
Toyota Motor Credit Corp	22.4	23.3	0.28%	AA-

Top 10 Corporate and Municipal Fixed	$357.5	$370.1	4.39%

(1)	UK government owns 64% of bank equity
(2)	UK government owns 25% of bank equity

THE HANOVER INSURANCE GROUP

RECONCILIATION OF OPERATING INCOME TO NET INCOME

	Three Months ended June 30				Six Months ended June 30
	2014		2013		2014		2013
(In millions, except per share data)	$	Per Share (Diluted)	$	Per Share (Diluted)	$	Per Share (Diluted)	$	Per Share (Diluted)
OPERATING INCOME (LOSS)
Commercial Lines	$44.2		$26.2		$60.3		$59.2
Personal Lines	22.7		19.9		44.3		50.4
Chaucer	38.1		36.9		87.3		77.8
Other	(2.8)		(1.9)		(4.7)		(4.1)

Total	102.2		81.1		187.2		183.3
Interest expense	(16.3)		(17.4)		(32.6)		(32.1)

Operating income before income taxes	85.9	$1.91	63.7	$1.42	154.6	$3.45	151.2	$3.36
Income tax expense on operating income	(27.5)	(0.61)	(16.9)	(0.37)	(49.2)	(1.10)	(44.5)	(0.99)

Operating income after income taxes	58.4	1.30	46.8	1.05	105.4	2.35	106.7	2.37
Net realized investment gains	22.2	0.49	13.7	0.31	26.6	0.59	21.8	0.48
Loss from repayment of debt	—	—	(11.3)	(0.25)	—	—	(19.1)	(0.42)
Net benefit (costs) related to acquired businesses	(0.2)	—	(0.2)	(0.01)	(1.1)	(0.02)	0.2	0.01
Net foreign exchange gains (losses)	(0.2)	—	—	—	(0.3)	(0.01)	0.7	0.01
Income tax benefit (expense) on non-operating items	2.3	0.05	4.1	0.09	6.6	0.15	9.2	0.20

Income from continuing operations, net of taxes	82.5	1.84	53.1	1.19	137.2	3.06	119.5	2.65
Discontinued operations, net of taxes	0.1	—	0.3	—	—	—	0.1	0.01

NET INCOME	$82.6	$1.84	$53.4	$1.19	$137.2	$3.06	$119.6	$2.66

Non-GAAP Financial Measures

The Hanover uses non-GAAP financial measures as important measures of the Company’s operating performance, which we believe provide investors with additional information regarding management’s evaluation of our results of operations and financial performance. The Company’s non-GAAP measures include operating income before interest expense and taxes, total operating income after taxes, total operating income after taxes per share, total book value per share, total book value per share excluding net unrealized gains and losses related to investments, net of tax, tangible book value per share and measures of operating income and loss ratios excluding catastrophe losses and reserve development. After-tax operating income EPS (sometimes referred to as “after-tax operating income per share”) is a non-GAAP measure. It is defined as net income (loss) excluding the after-tax impact of net realized investment gains (losses), as well as results from discontinued operations for a period divided by the average number of diluted shares of common stock.

Operating income before interest expense and taxes is net income, excluding interest expense on debt, income taxes and net realized investment gains and losses, because fluctuations in these gains and losses are determined by interest rates, financial markets and the timing of sales. Operating income before interest expense and taxes also excludes net gains and losses on disposals of businesses, discontinued operations, restructuring costs, extraordinary items, the cumulative effect of accounting changes and certain other items. Operating income before interest expense and taxes is the sum of the operating income from: Commercial Lines, Personal Lines, Chaucer, and Other. The Hanover believes that measures of operating income before interest expense and taxes provide investors with a valuable measure of the performance of the Company’s ongoing businesses because they highlight net income attributable to the core operations of the business.

Book value per share is total shareholders’ equity divided by the number of common shares outstanding. Book value per share excluding net unrealized gains and losses related to investments, net of tax is total shareholders’ equity excluding the after-tax effect of unrealized investment gains and losses divided by the number of common shares outstanding. Tangible book value per share is total shareholders’ equity, excluding goodwill, divided by the number of common shares outstanding.

The Hanover also provides measures of operating income and loss ratios that exclude the effects of catastrophe losses. A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, hurricane, earthquake, windstorm, explosion, terrorism or other similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance. The Hanover believes that providing certain financial metrics and trends excluding the effects of catastrophes is meaningful for investors to understand the variability of periodic earnings and loss ratios.

Prior year reserve development, which can be favorable or unfavorable, represents changes in our estimate of the costs to pay claims from prior years. We believe that a discussion of operating income excluding prior year reserve development is helpful to investors since it provides insight into both our estimate of current year accident results and changes to prior-year reserve estimates.

Operating income before and after interest expense and taxes and measures of operating income that exclude the effects of catastrophe losses or reserve development should not be construed as substitutes for net income determined in accordance with GAAP. A reconciliation of income from continuing operations to operating income before interest expense and taxes and income from continuing operations per share to operating income after taxes per share for the six months ended June 30, 2014 and 2013 is set forth on page 21 of this document. The presentation of loss ratios calculated excluding the effects of reserve development and/or catastrophe losses should not be construed as a substitute for loss ratios determined in accordance with GAAP.

CORPORATE OFFICES AND

PRINCIPAL SUBSIDIARIES

THE HANOVER INSURANCE GROUP, INC.

440 Lincoln Street

Worcester, MA 01653

The Hanover Insurance Company

440 Lincoln Street

Worcester, MA 01653

Citizens Insurance Company of America

808 North Highlander Way

Howell, MI 48843

Chaucer Holdings PLC

Plantation Place

30 Fenchurch Street

London

EC3M 3AD

MARKET AND DIVIDEND INFORMATION

The following tables set forth the high and low closing sales prices of our common stock and cash dividends for the periods indicated:

Quarter Ended	2014
	Price Range		Dividends
	High	Low	Per Share
March 31	$61.44	$53.14	$0.370
June 30	$64.00	$58.23	$0.370

Quarter Ended	2013
	Price Range		Dividends
	High	Low	Per Share
March 31	$49.68	$39.19	$0.330
June 30	$51.66	$46.73	$0.330
September 30	$56.06	$48.67	$0.330
December 31	$60.99	$54.83	$0.370

INDUSTRY RATINGS AS OF JULY 31, 2014

Financial Strength Ratings	A.M. Best	Standard & Poor’s	Moody’s
The Hanover Insurance Company	A	A-	A3
Citizens Insurance Company of America	A	A-	—

Debt Ratings	A.M. Best	Standard & Poor’s	Moody’s
The Hanover Insurance Group, Inc. Senior Debt	bbb	BBB-	Baa3
Subordinated Debentures	bb+	BB	Ba1

TRANSFER AGENT

Computershare Investor Services

PO Box 30170

College Station, TX 77842-3170

1-800-317-4454

COMMON STOCK

Common stock of The Hanover Insurance Group is traded on the New York Stock Exchange under the symbol “THG”.

INQUIRIES

Oksana Lukasheva

Vice President

Investor Relations

(508) 855-2063

olukasheva@hanover.com

INVESTOR INFORMATION LINE

Dial 1-800-407-5222 to receive additional printed information, fax-on-demand services or other prerecorded messages.

Please visit our internet site at http:// www.Hanover.com